UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2023

CEA INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 993-5271

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CEAD	Nasdaq Capital Market
Warrants to purchase Common Stock	CEADW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of CEA Industries Inc. (the “Company”) was held on December 18, 2023. At the Annual Meeting, the Company’s stockholders:

●	Elected five incumbent directors to serve until the next annual meeting of the Company’s stockholders or until their respective successors have been duly elected and qualified;
●	Ratified Sadler, Gibb & Associates as the reviewing independent accountants for the Company for fiscal year 2023; and
●	Approved any adjournment of the Annual Meeting, if necessary or appropriate, to permit solicitation of additional proxies to hold the meeting and approve the foregoing proposals

Proposal 3 was to authorize the Board, at its discretion, at any time until June 30, 2024, (i) to effect a reverse stock split of the common stock with a ratio not less than two-for-one but not greater than twenty-for-one. This proposal was not approved in the Annual Meeting.

The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each Proposal is set forth below.

Proposal 1	Shares For	Shares Against	Shares Withheld	Broker Non-Votes
Anthony K. McDonald	1,548,817	919,914	730,980	1,299,397
James R. Shipley	1,455,842	1,052,302	691,567	1,299,397
Nicholas J. Etten	1,430,571	1,078,619	690,521	1,299,397
Troy L. Reisner	1,524,945	984,119	690,647	1,299,397
Marion Mariathasan	1,550,318	958,723	690,670	1,299,397

Proposal 2	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
Ratification of the appointment of Sadler, Gibb & Associates, L.L.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	3,465,227	211,616	822,265	0

Proposal 3	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
authorize the Board, at its discretion, at any time until June 30, 2024, (i) to effect a reverse stock split of the common stock	2,935,658	1,231,295	332,155	0

Proposal 4	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
To an adjournment of the meeting of stockholders	2,888,861	1,234,346	375,901	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2023	CEA INDUSTRIES, INC.

	By	/s/ Anthony K. McDonald
Anthony K. McDonald
President and Chief Executive Officer